UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 9, 2024
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Consistent with previous disclosure, on May 9, 2024, Gale E. Klappa completed his service as Executive Chairman of WEC Energy Group, Inc. (the “Company”) and transitioned to his role as Non-Executive Chairman.

In light of the Company’s performance during Mr. Klappa’s tenure as Executive Chairman and his significant contributions to that performance, the Compensation Committee of the Company’s Board of Directors approved the acceleration of the vesting of unvested shares of restricted stock awarded to Mr. Klappa, consisting of approximately 30,539 shares, effective May 9, 2024.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Company’s Annual Meeting held on May 9, 2024, stockholders voted on the following proposals with the following results:

Proposal 1 – Election of Twelve Directors for Terms Expiring in 2025

Nominee	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes

Ave M. Bie	240,329,040	2,136,136	27,558,209	7,072,809
Curt S. Culver	235,301,142	7,140,730	27,581,513	7,072,809
Danny L. Cunningham	230,468,299	11,972,807	27,582,279	7,072,809
William M. Farrow III	237,602,732	4,728,307	27,692,346	7,072,809
Cristina A. Garcia-Thomas	239,187,860	3,219,398	27,616,127	7,072,809
Maria C. Green	238,798,361	3,728,949	27,496,075	7,072,809
Gale E. Klappa	234,358,510	8,284,168	27,380,707	7,072,809
Thomas K. Lane	239,722,727	2,705,517	27,595,141	7,072,809
Scott J. Lauber	238,861,836	3,854,155	27,307,394	7,072,809
Ulice Payne, Jr.	226,919,187	15,558,225	27,545,974	7,072,809
Mary Ellen Stanek	237,466,884	4,960,219	27,596,282	7,072,809
Glen E. Tellock	240,174,221	2,180,744	27,668,420	7,072,809

Proposal 2 – Ratification of Deloitte & Touche LLP as Independent Auditors for 2024

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
261,363,708	14,420,224	1,312,263	0

Proposal 3 – Advisory Vote to Approve Compensation of the Named Executive Officers

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
227,644,127	13,777,425	28,601,834	7,072,809

Proposal 4 – Amendment of our Restated Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
259,712,890	15,078,766	2,304,539	0

Proposal 5 – Stockholder Proposal Regarding Simple Majority Vote

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
222,016,666	10,090,334	37,916,386	7,072,809

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: May 13, 2024	William J. Guc, Vice President and Controller

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